UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  April  6,  2005
                                                         ---------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   0-20259                 33-0845463
           ------                   -------                 ----------
        (State or other          (Commission              (IRS Employer
jurisdiction of incorporation)   File Number)            Identification No.)

3753 Howard Hughes Parkway, Suite 200,Las Vegas, Nevada       89109
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       (Address of principal executive offices)            (Zip Code)

                                     775-588-2387
                                     ------------
               Registrant's telephone number, including area code

                         ALPHA WIRELESS BROADBAND, INC..
                         -------------------------------
            10210 So Eastern Ave. Suite 200, Henderson, Nevada 89052
            --------------------------------------------------------
          (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  3.02  Unregistered  Sales  of  Equity  Securities
-------------------------------------------------------

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On March 8, 2005, the Board of Directors issued 562,500,000 shares of its unregistered restricted common stock to the Reda Family Trust for $75,000.00. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On April 1 2005 the 562,500,000 shares of its unregistered common stock which were not issued on March 8, 2005 the issuance was changed to 56,250 shares of Class A Preferred Shares.


Item  8.01  Other  Events
-------------------------

Louis  Cherry  v.  Internet  Business's  International,  Inc.
-------------------------------------------------------------

On June 4, 2004 an action was filed in Superior Court of California, Orange County, Central Justice Center Branch; Case Number 04CC03487, entitled Louis Cherry v. Internet Business's International, Inc. (the "Complaint"). In the Complaint, Louis Cherry alleged Breach of Employment Contract and sought an unspecified amount of money damages. The Complaint was settled by and between Louis Cherry and the Company, and Mr. Cherry was not awarded any monetary sums. Additionally, Mr. Cherry waived any claims of seeking indemnification by the Company due to actions of Mr. Cherry, and waived certain claims against certain assets of the Company. On March 29, 2005, a Dismissal with Prejudice was entered with the Superior Court of California, Orange County; each Party bore their own legal fees and costs.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

April  6,  2005
---------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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